UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         _______________________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 17, 2006


                            PARQUE LA QUINTA ESTATES
             ______________________________________________________
               (Exact Name of Registrant as Specified in Charter)


             NEVADA                   000-51575                  88-0409165
________________________________________________________________________________
 (State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


                            6767 W. Tropicana Avenue
                                    Suite 207
                                Las Vegas, Nevada
                                   89103-4754
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                  (702) 248-1047
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
         _____________________________________________________________
         (Former name or former address, if changed since last report)


Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 17, 2006, the Registrant entered into a Share Exchange Agreement (the "Exchange Agreement") with WealthCraft Systems Limited, a private limited company organized under the laws of the Hong Kong Special Administrative Region of the People's Republic of China ("WealthCraft"), to be further entered into with all of WealthCraft's shareholders, (the "Shareholders"), pursuant to which the parties agreed that the Registrant will acquire all of the issued and outstanding shares of stock of WealthCraft in exchange for the issuance in the aggregate of 7,000,000 of the Registrant's shares of common stock to the Shareholders. Prior to the closing, WealthCraft will have completed the sale and issuance of additional shares in consideration of an investment of $1,000,000 and not to exceed 5,075,000 of the current issued and outstanding shares of the Registrant will be surrendered for cancellation.

         Consummation of the transactions contemplated by the Exchange Agreement is subject to closing conditions, including, among other things, the filing with the Securities and Exchange Commission of the Registrant's Information Statement on Schedule 14f-1 and the mailing of such Information Statement to its shareholders.

         The description of the transactions contemplated by the Exchange Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibit filed herewith and incorporated by this reference.

OVERVIEW

         The Registrant is currently a public "shell" company with nominal assets whose sole business has been to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which the Registrant would acquire a target company with an operating business with the intent of continuing the acquired company's business as a publicly held entity.


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


         WealthCraft provides computer software programs and systems. The WealthCraft's Wealth Framework(TM) provides a fully customizable computer platform (open standard industry compliant) which contains an integrated, multi-channel wealth management system for financial advisory, asset management, retail investment management, private banks, and insurance companies.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description

2.1               Share Exchange Agreement, dated October 17, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 17, 2006


                                    PARQUE LA QUINTA ESTATES



                                    By: /s/ BONITA R. ALVAREZ
                                        ______________________
                                            Bonita R. Alvarez
                                            President


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